[BEAR STEARNS LOGO]                                      BEAR, STEARNS &CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                         (212)272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------

NEW ISSUE COMPUTATIONAL MATERIALS

$[656,265,000] (APPROXIMATE)

CARRINGTON HOME EQUITY LOAN TRUST, SERIES 2005-NC4
ASSET-BACKED PASS-THROUGH CERTIFICATES

[CCM LOGO]
CARRINGTON CAPITAL MANAGEMENT

CARRINGTON SECURITIES, LP
Seller

NEW CENTURY MORTGAGE CORPORATION
Originator and Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

AUGUST 1, 2005

--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[BEAR STEARNS LOGO]                                      BEAR, STEARNS &CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                         (212)272-2000; (212) 272-7294 fax
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents)
and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for
Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Information in this material regarding any assets backing any securities discussed herein supplements all prior information regarding such assets. Any Information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be supplemented by the information contained in any final prospectus for any securities actually sold to you.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 1)
--------------------------------------------------------------------------------

                          APPROXIMATELY $[656,265,000]
               CARRINGTON HOME EQUITY LOAN TRUST, SERIES 2005-NC4
                     ASSET-BACKED PASS-THROUGH CERTIFICATES

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    DEPOSITOR
                        NEW CENTURY MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER
                            CARRINGTON SECURITIES, LP
                                     SELLER

TRANSACTION HIGHLIGHTS
----------------------

Characteristics of the Certificates (1), (2) and (3)


------------------------------------------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL                      FINAL          EXPECTED
                        ORIGINAL                     AVERAGE        WINDOW TO     INITIAL CREDIT   SCHEDULED      RATINGS
OFFERED                 PRINCIPAL                    LIFE TO CALL   CALL          ENHANCEMENT      DISTRIBUTION   (S&P/FITCH/
CERTIFICATES            BALANCE(1)        COUPON     (YEARS)(2)(3)  (MONTHS)      PERCENTAGE       DATE           MDY'S)
------------------------------------------------------------------------------------------------------------------------------------

Class A-1              $311,566,000       (4)(5)        0.90          1 - 20         25.65%       [11/25/2027]   [AAA]/[AAA]/Aaa
------------------------------------------------------------------------------------------------------------------------------------
Class A-2               $99,315,000       (4)(5)        2.00         20 - 27         25.65%        [9/25/2031]   [AAA]/[AAA]/Aaa
------------------------------------------------------------------------------------------------------------------------------------
Class A-3              $111,531,000       (4)(5)        2.61         27 - 35         25.65%         [9/25/35]    [AAA]/[AAA]/Aaa
------------------------------------------------------------------------------------------------------------------------------------
Class M-1               $28,808,000       (4)(5)        4.03         35 - 64         21.55%         [9/25/35]    [AA+]/[AA+]/Aa1
------------------------------------------------------------------------------------------------------------------------------------
Class M-2               $26,700,000       (4)(5)        5.36         64 - 64         17.75%         [9/25/35]    [AA]/[AA]/Aa2
------------------------------------------------------------------------------------------------------------------------------------
Class M-3               $17,917,000       (4)(5)        5.26         59 - 64         15.20%         [9/25/35]    [AA]/[AA]/Aa3
------------------------------------------------------------------------------------------------------------------------------------
Class M-4               $27,754,000       (4)(5)        4.72         50 - 64         11.25%         [9/25/35]    [A+]/[A]/A2
------------------------------------------------------------------------------------------------------------------------------------
Class M-5               $11,594,000       (4)(5)        4.38         47 - 64          9.60%         [9/25/35]    [A]/[A-]/A3
------------------------------------------------------------------------------------------------------------------------------------
Class M-6               $11,594,000       (4)(5)        4.24         44 - 64          7.95%         [9/25/35]    [A-]/[BBB+]/Baa1
------------------------------------------------------------------------------------------------------------------------------------
Class M-7                $9,486,000       (4)(5)        4.13         43 - 64          6.60%         [9/25/35]    [BBB+]/[BBB]/Baa2
------------------------------------------------------------------------------------------------------------------------------------
Total Offered
Certificates:          $656,265,000
------------------------------------------------------------------------------------------------------------------------------------
Class M-8                $7,026,000       (4)(5)        4.06         42 - 64          5.60%         [9/25/35]    [BBB]/[BBB]/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Class M-9               $14,053,000       (4)(5)        3.98         40 - 64          3.60%         [9/25/35]    BBB-/BBB-/NR
------------------------------------------------------------------------------------------------------------------------------------
Class M-10               $5,270,000       (4)(5)        3.91         39 - 64          2.85%         [9/25/35]    BB+/BB+/NR
------------------------------------------------------------------------------------------------------------------------------------
Total
Non-Offered
Certificates:           $26,349,000
------------------------------------------------------------------------------------------------------------------------------------
Total
Certificates:          $682,614,000
------------------------------------------------------------------------------------------------------------------------------------


Notes:
------

(1)  Certificate sizes are subject to change (+/- 5%).
(2)  Certificates are priced to the 10% optional clean-up call.
(3)  Calculated based on the Pricing Speed Assumption: 20.0% CPR in month 1, building to 45.0% by month 33; 60.0% CPR for months 34-38; 30.0% CPR for months 39 and thereafter (limited to 85.0% CPR in any given scenario).
(4)  The lesser of (a) One-Month LIBOR plus the related margin and (b) the
     Maximum Cap Rate subject to the Net WAC Pass-Through Rate.
(5)  The margin on the Class A Certificates will double and the margin on the
     Class M Certificates will increase by a multiple of 1.5 after the Optional
     Termination Date.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

Issuer:                           Carrington Mortgage Loan Trust, Series
                                  2005-NC4.

Depositor:                        Stanwich Asset Acceptance Company, L.L.C.

Seller:                           Carrington Securities, LP

Originator and Servicer:          New Century Mortgage Corporation.

Trustee and Swap Administrator:   Deutsche Bank National Trust Company.

Underwriter:                      Bear Stearns & Co. Inc.

Swap Counterparty:                [To be determined]

Offered Certificates:             Approximately $[522,412,000] senior
                                  floating-rate certificates consisting of the
                                  Class A-1 Certificates, Class A-2 Certificates
                                  and Class A-3 Certificates, (together the
                                  "Class A Certificates") and approximately
                                  $[160,202,000] mezzanine floating rate
                                  certificates consisting of the Class M-1,
                                  Class M-2, Class M-3, Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8, Class M-9 and
                                  Class M-10 Certificates (together the "Class M
                                  Certificates" or the "Mezzanine
                                  Certificates"). The Class A Certificates and
                                  the Class M Certificates (other than the Class
                                  M-8, Class M-9 and Class M-10 Certificates)
                                  are referred to herein as the "Offered
                                  Certificates". The Offered Certificates are
                                  backed by adjustable-rate, interest-only,
                                  first lien, closed-end, subprime mortgage
                                  loans (the "Mortgage Loans").

                                  The Class M-8, Class M-9 and Class M-10
                                  Certificates will be offered privately
                                  pursuant to Rule 144A.

Non-Offered Certificates:         Class CE, Class P and Class R Certificates.

Mortgage Loans:                   As of August 1, 2005, the Mortgage Loans will
                                  consist of approximately [2,633]
                                  adjustable-rate, interest-only, first lien,
                                  closed-end, subprime mortgage loans, with an
                                  unpaid principal balance of approximately
                                  $[702,638,786].

Expected Pricing Date:            On or about August [  ], 2005.

Closing Date:                     On or about August 16, 2005.

Cut-off Date:                     August 1, 2005.

Distribution Date:                The 25th day of each month (or if such 25th
                                  day is not a business day, the next succeeding
                                  business day) commencing in September 2005.

Record Date:                      The business day immediately preceding each
                                  Distribution Date.

Delay Days:                       Zero days on all Offered Certificates.

Due Period:                       The Due Period with respect to any
                                  Distribution Date commences on the second day
                                  of the month immediately preceding the month
                                  in which the Distribution Date occurs and ends
                                  on the first day of the month in which the
                                  Distribution Date occurs.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 3)
--------------------------------------------------------------------------------

Interest Accrual Period:          The Interest Accrual Period for any
                                  Distribution Date and the Class A Certificates
                                  and Mezzanine Certificates is the period
                                  commencing on the Distribution Date of the
                                  month immediately preceding the month in which
                                  the Distribution Date occurs or, in the case
                                  of the first Distribution Date, commencing on
                                  the Closing Date, and ending on the day
                                  preceding the Distribution Date. All
                                  distributions of interest on the Class A
                                  Certificates and Mezzanine Certificates will
                                  be based on a 360-day year and the actual
                                  number of days in the applicable Interest
                                  Accrual Period.

Prepayment Period:                The Prepayment Period with respect to any
                                  Distribution Date is the calendar month
                                  immediately preceding the month in which the
                                  Distribution Date occurs.

ERISA Considerations:             It is expected that the Class A Certificates
                                  and the Class M Certificates may be eligible
                                  for purchase by employee benefit plans and
                                  other retirement arrangements after the
                                  termination of the Swap Agreement. However,
                                  investors should consult with their counsel
                                  with respect to the consequences under ERISA
                                  and the Internal Revenue Code of an ERISA
                                  Plan's acquisition and ownership of such
                                  Certificates.

Legal Investment:                 The Class A, Class M-1, Class M-2 and Class
                                  M-3 Certificates will constitute "mortgage
                                  related securities" for the purposes of the
                                  Secondary Mortgage Market Enhancement Act of
                                  1984 ("SMMEA"). The Class M-4, Class M-5,
                                  Class M-6, Class M-7, Class M-8, Class M-9 and
                                  Class M-10 Certificates will not constitute
                                  "mortgage related securities" for the purposes
                                  of SMMEA.

Tax Status:                       For federal income tax purposes, the Offered
                                  Certificates will represent ownership of REMIC
                                  regular interests.

Form of Registration:             Book-entry form through DTC, Clearstream and
                                  Euroclear.

Minimum Denominations:            $25,000 and integral multiples of $1 in excess
                                  thereof.

Optional Termination:             At its option, the majority holder of the
                                  Class CE Certificates, in accordance with the
                                  terms of the Pooling and Servicing Agreement,
                                  may purchase all of the Mortgage Loans,
                                  together with any properties in respect of
                                  such Mortgage Loans acquired on behalf of the
                                  trust, and thereby effect termination and
                                  early retirement of the certificates, after
                                  the aggregate principal balance of the
                                  Mortgage Loans, and properties acquired in
                                  respect of such Mortgage Loans, has been
                                  reduced to less than 10% of the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the Cut-off Date.

Administrative Fee Rates:         The "Servicing Fee", calculated at the
                                  "Servicing Fee Rate" of [0.500]% per annum,
                                  and the "Trustee Fee" calculated at the
                                  "Trustee Fee Rate" of [0.0043]% per annum.
                                  Administrative Fees will be paid monthly on
                                  the stated principal balance of the Mortgage
                                  Loans.

Principal & Interest Advances:    The Servicer is required to advance delinquent
                                  payments of principal and interest on the
                                  Mortgage Loans to the extent such amounts are
                                  deemed recoverable. The Servicer is entitled
                                  to be reimbursed for such advances, and
                                  therefore these advances are not a form of
                                  credit enhancement.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 4)
--------------------------------------------------------------------------------

Servicing Advances:               The Servicer will pay all out-of-pocket costs
                                  related to its obligations, including, but not
                                  limited to: (i) expenses in connection with a
                                  foreclosed Mortgage Loan prior to the
                                  liquidation of such loan, (ii) the costs of
                                  any judicial proceedings, including
                                  foreclosures and (iii) the cost of managing
                                  and liquidating property acquired in relation
                                  to the Mortgage Loans, as long as it deems the
                                  costs to be recoverable. The Servicer is
                                  entitled to be reimbursed for these advances,
                                  and therefore these advances are not a form of
                                  credit enhancement.

Compensating Interest:            The Servicer is required to pay Compensating
                                  Interest up to the amount of the Servicing Fee
                                  to cover prepayment interest shortfalls
                                  ("Prepayment Interest Shortfalls") due to
                                  partial and/or full prepayments on the
                                  Mortgage Loans.

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:               1. Excess Spread
                                  2. Overcollateralization
                                  3. Subordination
                                  4. Net Swap Payments received from the Swap
                                     Counterparty (if any)

Overcollateralization Amount:     The Overcollateralization Amount with respect
                                  to any Distribution Date is the excess, if
                                  any, of (a) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period over (b) the aggregate
                                  Certificate Principal Balance of the Class A
                                  Certificates, the Mezzanine Certificates and
                                  the Class P Certificates (after taking into
                                  account the distributions of principal to be
                                  made on such Distribution Date).

Overcollateralization             The Overcollateralization Target Amount with
Target Amount:                    respect to any Distribution Date is (i) prior
                                  to the Stepdown Date, an amount equal to
                                  approximately [2.85]% of the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the Cut-off Date; (ii) on or after the
                                  Stepdown Date, provided a Trigger Event is not
                                  in effect, the greater of (a) approximately
                                  [5.70]% of the then current aggregate
                                  outstanding principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period and (b) the Overcollateralization Floor
                                  Amount; or (iii) on or after the Stepdown Date
                                  and if a Trigger Event is in effect, the
                                  Overcollateralization Target Amount for the
                                  immediately preceding Distribution Date. The
                                  Overcollateralization Target Amount for the
                                  Offered Certificates will be fully funded on
                                  the Closing Date.

Overcollateralization Floor       An amount equal to approximately 0.50% of the
Amount:                           aggregate principal balance of the Mortgage
                                  Loans as of the Cut-off Date.

Overcollateralization             An Overcollateralization Increase Amount with
Increase Amount:                  respect to any Distribution Date equals the
                                  lesser of (a) the Net Monthly Excess Cashflow
                                  for such Distribution Date and (b) the amount,
                                  if any, by which the Overcollateralization
                                  Target Amount exceeds the Overcollateralized
                                  Amount on such Distribution Date (calculated
                                  for this purpose only after assuming that 100%
                                  of the Principal Remittance Amount on such
                                  Distribution Date has been distributed).

Stepdown Date:                    The later to occur of (x) the Distribution
                                  Date occurring in September 2008 and (y) the
                                  first Distribution Date on which the Credit
                                  Enhancement Percentage for the Class A
                                  Certificates (calculated for this purpose only
                                  after taking into account distributions of
                                  principal on the Mortgage Loans, but prior to
                                  any distribution of the Principal Distribution
                                  Amount to the holders of the Certificates then
                                  entitled to distributions of principal on such
                                  Distribution Date) is greater than or equal to
                                  approximately [51.30]%.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 5)
--------------------------------------------------------------------------------

Credit Enhancement Percentage:    The Credit Enhancement Percentage for any
                                  class of Offered Certificates for any
                                  Distribution Date is the percentage obtained
                                  by dividing (x) the aggregate Certificate
                                  Principal Balance of the class or classes
                                  subordinate thereto and the
                                  Overcollateralization Amount by (y) the
                                  aggregate principal balance of the Mortgage
                                  Loans, calculated after taking into account
                                  distributions of principal on the Mortgage
                                  Loans and distribution of the Principal
                                  Distribution Amount to the holders of the
                                  Certificates then entitled to distributions of
                                  principal on such Distribution Date.

                                          CREDIT ENHANCEMENT PERCENTAGE

                                  CLASS       INITIAL     TARGETED ON AND AFTER
                                                              STEPDOWN DATE
                                  A            25.65%             51.30%
                                  M-1          21.55%             43.10%
                                  M-2          17.75%             35.50%
                                  M-3          15.20%             30.40%
                                  M-4          11.25%             22.50%
                                  M-5          9.60%              19.20%
                                  M-6          7.95%              15.90%
                                  M-7          6.60%              13.20%
                                  M-8          5.60%              11.20%
                                  M-9          3.60%              7.20%
                                  M-10         2.85%              5.70%

Trigger Event:                    If either the Delinquency Test or the
                                  Cumulative Loss Test is violated.

Delinquency Test:                 The Delinquency Test is violated for a
                                  Distribution Date, when (i) the percentage
                                  obtained by dividing (x) the aggregate
                                  principal balance of (A) the three month
                                  rolling average of Mortgage Loans delinquent
                                  60 days or more, (B) Mortgage Loans in
                                  foreclosure, (C) REO properties and (D)
                                  Mortgage Loans discharged due to bankruptcy by
                                  (y) the aggregate principal balance of the
                                  Mortgage Loans, in each case, as of the last
                                  day of the previous calendar month, exceeds
                                  (ii) [31.00]% of the then current Credit
                                  Enhancement Percentage for the prior
                                  Distribution Date.

Cumulative Loss Test:             The Cumulative Loss Test is violated for a
                                  Distribution Date if the aggregate amount of
                                  realized losses incurred since the Cut-off
                                  Date through the last day of the related Due
                                  Period (reduced by the aggregate amount of
                                  subsequent recoveries received since the
                                  Cut-off Date through the last day of the
                                  related prepayment period) divided by the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the Cut-off Date exceeds the
                                  applicable percentages set forth below with
                                  respect to such Distribution Date:

                                  DISTRIBUTION DATE OCCURRING IN      PERCENTAGE
                                  ------------------------------      ----------
                                  September 2008 through August 2009   [3.50]%
                                  September 2009 through August 2010   [5.25]%
                                  September 2010 through August 2011   [6.50]%
                                  September 2011 and thereafter        [6.75]%

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

Interest Distribution Priority:   On each Distribution Date, funds received with
                                  respect to interest will be distributed in the
                                  following order of priority:

                                    1) To the holders of each class of Class A
                                       Certificates, on a pro rata basis based
                                       on the entitlement of each such class,
                                       the Senior Interest Distribution Amount
                                       allocable to such class of the Class A
                                       Certificates; and

                                    2) Sequentially to the holders of the Class
                                       M-1 Certificates, M-2 Certificates, M-3
                                       Certificates, M-4 Certificates, M-5
                                       Certificates, M-6 Certificates, M-7
                                       Certificates, M-8 Certificates, Class M-9
                                       Certificates and M-10 Certificates in
                                       that order, the Interest Distribution
                                       Amount allocable to each such class.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

Principal Distribution Priority:  On each Distribution Date (a) prior to the
                                  Stepdown Date or (b) on which a Trigger Event
                                  is in effect, the Principal Distribution
                                  Amount will be distributed in the following
                                  order of priority:

                                    1) To the holders of the Class A
                                       Certificates sequentially until the
                                       Certificate Principal Balance of each of
                                       the Class A Certificates has been reduced
                                       to zero;

                                    2) Sequentially, to the holders of the Class
                                       M-1 Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates and Class M-10
                                       Certificates, in that order, until the
                                       Certificate Principal Balance of each
                                       such class has been reduced to zero.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT
IS IN EFFECT
--------------------------------------------------------------------------------

Principal Distribution Priority:  On each Distribution Date (a) on or after the
                                  Stepdown Date and (b) on which a Trigger Event
                                  is not in effect, the Principal Distribution
                                  Amount shall be distributed in the following
                                  order of priority:

                                    1) To the holders of the Class A
                                       Certificates, up to an amount equal to
                                       the Class A Principal Distribution
                                       Amount, sequentially until the aggregate
                                       Certificate Principal Balances of each of
                                       the Class A Certificates has been reduced
                                       to zero;

                                    2) Sequentially, to the holders of the Class
                                       M-1 Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates and Class M-10
                                       Certificates, in that order, the related
                                       Class Principal Distribution Amount until
                                       the Certificate Principal Balance of each
                                       such class has been reduced to zero.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 7)
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EXCESS CASHFLOW WATERFALL
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Monthly Excess Cashflow           With respect to any Distribution  Date, any
Distributions:                    Net Monthly Excess Cashflow shall be paid as
                                  follows:

                                    1) To the holders of the class or classes of
                                       Class A Certificates and Mezzanine
                                       Certificates then entitled to receive
                                       distributions in respect of principal, in
                                       an amount equal to the
                                       Overcollateralization Increase Amount,
                                       distributable as part of the Principal
                                       Distribution Amount;

                                    2) Sequentially to the Class M-1
                                       Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates and Class M-10
                                       Certificates in that order, in each case
                                       up to the related Interest Carry Forward
                                       Amount related to such certificates for
                                       such Distribution Date;

                                    3) Sequentially to the Class M-1
                                       Certificates, Class M-2 Certificates,
                                       Class M-3 Certificates, Class M-4
                                       Certificates, Class M-5 Certificates,
                                       Class M-6 Certificates, Class M-7
                                       Certificates, Class M-8 Certificates,
                                       Class M-9 Certificates and Class M-10
                                       Certificates in that order, in each case
                                       up to the related Allocated Realized Loss
                                       Amount for such class of certificates for
                                       such Distribution Date;

                                    4) To the reserve account, for distribution
                                       to the holders of the Class A
                                       Certificates and Mezzanine Certificates,
                                       the aggregate amount of any Net WAC Rate
                                       Carryover Amounts for such classes;

                                    5) To the Swap Counterparty, any Swap
                                       Termination Payment for such Distribution
                                       Date due to a Swap Counterparty Trigger
                                       Event;

                                    6) To the holders of the Class CE
                                       Certificates as provided in the Pooling
                                       and Servicing Agreement; and

                                    7) To the holders of the Residual
                                       Certificates, any remaining amounts.

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DEFINITIONS
--------------------------------------------------------------------------------

Available Distribution Amount:    The Available Distribution Amount for any
                                  Distribution Date is equal to the sum net of
                                  amounts reimbursable therefrom and payable to
                                  the servicer or the trustee, of an amount
                                  equal to (A) the sum of (i) the aggregate
                                  amount of scheduled monthly payments on the
                                  Mortgage Loans due on the related Due Date and
                                  received on or prior to the related
                                  Determination Date, after deduction of the
                                  servicing fee and the trustee fee; (ii)
                                  unscheduled payments in respect of the
                                  mortgage loans, including prepayments,
                                  insurance proceeds, liquidation proceeds,
                                  subsequent recoveries and proceeds from
                                  repurchases of and substitutions for the
                                  mortgage loans occurring during the related
                                  Prepayment Period; (iii) all payments of
                                  Compensating Interest made by the servicer
                                  with respect to the mortgage loans; and (iv)
                                  all Advances with respect to the mortgage
                                  loans received for the Distribution Date,
                                  minus (B) any Net Swap Payment or Swap
                                  Termination Payment owed to the Swap
                                  Counterparty (other than certain Swap
                                  Termination Payments resulting from an event
                                  of default or certain termination events with
                                  respect to the Swap Counterparty).

Expense Adjusted Mortgage Rate:   The Expense Adjusted Mortgage Rate for any
                                  Mortgage Loan and any Distribution Date will
                                  be a per annum rate equal to the then
                                  applicable mortgage rate for such Mortgage
                                  Loan as of the first day of the related Due
                                  Period minus the sum of the Servicing Fee Rate
                                  and the Trustee Fee Rate.

--------------------------------------------------------------------------------
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This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 8)
--------------------------------------------------------------------------------

Net WAC Pass-Through Rate:        The Net WAC Pass-Through Rate for any
                                  Distribution Date and the Class A Certificates
                                  and Mezzanine Certificates is a rate per annum
                                  (adjusted for the actual number of days in the
                                  related Interest Accrual Period) equal to the
                                  excess if any, of (A) the weighted average of
                                  the Expense Adjusted Mortgage Rates on the
                                  outstanding Mortgage Loans, weighted based on
                                  their principal balances as of the first day
                                  of the related Due Period; over (B) the Net
                                  Swap Payment or Swap Termination Payment made
                                  to the Swap Counterparty (other than certain
                                  Swap Termination Payments resulting from an
                                  event of default or certain termination events
                                  with respect to the Swap Counterparty), if
                                  any, expressed as a percentage, equal to a
                                  fraction, the numerator of which is equal to
                                  such Net Swap Payment or Swap Termination
                                  Payment made to the Swap Counterparty and the
                                  denominator of which is equal to the aggregate
                                  principal balance of the Mortgage Loans (the
                                  "Net Swap Payment Rate") multiplied by 12.

Maximum Cap Rate:                 The Maximum Cap Rate for any Distribution Date
                                  and the Class A Certificates and the Mezzanine
                                  Certificates is a rate per annum (adjusted for
                                  the actual number of days in the related
                                  Interest Accrual Period) equal to the weighted
                                  average of the expense adjusted maximum
                                  mortgage rates on the outstanding mortgage
                                  loans, weighted based on their principal
                                  balances as of the first day of the related
                                  Due Period plus an amount, expressed as a
                                  percentage, equal to a fraction, the numerator
                                  of which is equal to the Net Swap Payment made
                                  by the Swap Counterparty and the denominator
                                  of which is equal to the aggregate principal
                                  balance of the Mortgage Loans multiplied by
                                  12.

Pass-Through Rates:               The Certificate Rate on any Distribution Date
                                  for each class of Offered Certificates will
                                  equal the lesser of:

                                    1) One-Month LIBOR plus the related
                                       certificate margin; and

                                    2) The Maximum Cap Rate.

Interest Carry Forward Amount:    The Interest Carry Forward Amount with respect
                                  to any class of Class A Certificates and
                                  Mezzanine Certificates and any Distribution
                                  Date is equal to the amount, if any, by which
                                  the Interest Distribution Amount for that
                                  class of certificates for the immediately
                                  preceding Distribution Date exceeded the
                                  actual amount distributed on the certificates
                                  in respect of interest on the immediately
                                  preceding Distribution Date, together with any
                                  Interest Carry Forward Amount with respect to
                                  that class certificates remaining unpaid from
                                  the previous Distribution Date, plus interest
                                  accrued thereon at the related pass-through
                                  rate on the certificates for the most recently
                                  ended Interest Accrual Period. The Interest
                                  Carry Forward Amount with respect to each
                                  class of Class A Certificates, if any, is
                                  distributed as part of the Senior Interest
                                  Distribution Amount on each Distribution Date.
                                  The Interest Carry Forward Amount with respect
                                  to each class of Mezzanine Certificates, if
                                  any, may be carried forward to succeeding
                                  Distribution Dates and, subject to available
                                  funds.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 9)
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Interest Distribution Amount:     The Interest Distribution Amount for the Class
                                  A Certificates and Mezzanine Certificates for
                                  any class on any Distribution Date is equal to
                                  interest accrued during the related Interest
                                  Accrual Period on the Certificate Principal
                                  Balance of that class immediately prior to the
                                  Distribution Date at the lesser of (i) the
                                  Pass-Through Rate for that class and (ii) the
                                  Net WAC Pass-Through Rate, reduced (to not
                                  less than zero) by the allocable share, if
                                  any, for that class of Prepayment Interest
                                  Shortfalls to the extent not covered by
                                  Compensating Interest paid by the servicer or
                                  excess interest and shortfalls resulting from
                                  the application of the Relief Act.

Net WAC Rate Carryover Amount:    For any Distribution Date and any Class A
                                  Certificates or Mezzanine Certificates, an
                                  amount equal to the sum of (i) the excess of
                                  (x) the amount of interest such class would
                                  have accrued for such Distribution Date at the
                                  applicable Pass-Through Rate, over (y) the
                                  amount of interest such class of Certificates
                                  accrued for such Distribution Date at the Net
                                  WAC Pass-Through Rate, (ii) the undistributed
                                  portion of any such amounts from the prior
                                  Distribution Date and (iii) accrued interest
                                  on the amounts described in clause (ii) at the
                                  applicable Pass-Through Rate. The ratings on
                                  each class of Certificates do not address the
                                  likelihood of the Distribution of any Net WAC
                                  Pass-Through Rate Carryover Amount.

Net Monthly Excess Cash Flow:     The Net Monthly Excess Cashflow for any
                                  Distribution Date is equal to the excess of
                                  (i) the Available Distribution Amount for the
                                  related Distribution Date over (ii) the sum
                                  for the related Distribution Date of the
                                  aggregate of (a) the Interest Distribution
                                  Amount distributable to the holders of the
                                  Class A Certificates and the Mezzanine
                                  Certificates and (b) the Principal Remittance
                                  Amount.

Principal Distribution Amount:    The Principal Distribution Amount for any
                                  Distribution Date will be an amount, not less
                                  than zero, equal to the sum of (i) the
                                  principal portion of all scheduled monthly
                                  distributions on the Mortgage Loans due during
                                  the related Due Period, whether or not
                                  received on or prior to the related
                                  Determination Date; (ii) the principal portion
                                  of all proceeds received in respect of the
                                  repurchase of a Mortgage Loan (or, in the case
                                  of a substitution, certain amounts
                                  representing a principal adjustment) during
                                  the related Prepayment Period; (iii) the
                                  principal portion of all other unscheduled
                                  collections, including insurance proceeds,
                                  liquidation proceeds and all full and partial
                                  principal prepayments, received during the
                                  related Prepayment Period net of
                                  reimbursements, including reimbursements to
                                  the trustee and the Servicer, to the extent
                                  applied as recoveries of principal on the
                                  Mortgage Loans, less any Net Swap Payments or
                                  Swap Termination Payment due to the Swap
                                  Counterparty remaining unpaid (not due to a
                                  Swap Counterparty Trigger Event); (iv) the
                                  amount of any Overcollateralization Increase
                                  Amount for such Distribution Date; and (v)
                                  less the amount of any Overcollateralization
                                  Release Amount.

Principal Remittance Amount:      The Principal Remittance Amount for any
                                  Distribution Date is the sum of the amounts
                                  described in clauses (i) through (iii) of the
                                  definition of Principal Distribution Amount.

Interest Remittance Amount:       The Interest Remittance Amount for any
                                  Distribution Date is that portion of the
                                  Available Distribution Amount for that
                                  Distribution Date that represents interest
                                  received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 10)
--------------------------------------------------------------------------------

Senior Principal Distribution     The Senior Principal Distribution Amount is an
Amount:                           amount equal to the excess of (x) the
                                  Certificate Principal Balance of the Class A
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately [ 48.70]% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period minus
                                  the Overcollateralization Floor Amount.

Class M-1 Principal               The Class M-1 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A Certificates (after
                                  taking into account the distribution of the
                                  Senior Principal Distribution Amount on such
                                  Distribution Date) and (ii) the Certificate
                                  Principal Balance of the Class M-1
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately [56.90]% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period minus
                                  the Overcollateralization Floor Amount.

Class M-2 Principal               The Class M-2 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A and Class M-1
                                  Certificates (after taking into account the
                                  distribution of the Senior Principal
                                  Distribution Amount and Class M-1 Principal
                                  Distribution Amounts on such Distribution
                                  Date) and (ii) the Certificate Principal
                                  Balance of the Class M-2 Certificates
                                  immediately prior to such Distribution Date
                                  over (y) the lesser of (A) the product of (i)
                                  approximately [64.50]% and (ii) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period and (B)
                                  the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus the
                                  Overcollateralization Floor Amount.

Class M-3 Principal               The Class M-3 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, and Class
                                  M-2 Certificates (after taking into account
                                  the distribution of the Senior Principal
                                  Distribution Amount, Class M-1 Principal
                                  Distribution Amount, and Class M-2 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ii) the Certificate Principal Balance of
                                  the Class M-3 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately
                                  [69.60]% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period minus the Overcollateralization Floor
                                  Amount.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 11)
--------------------------------------------------------------------------------

Class M-4 Principal               The Class M-4 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2
                                  and Class M-3 Certificates (after taking into
                                  account the distribution of the Senior
                                  Principal Distribution Amount, Class M-1
                                  Principal Distribution Amount, Class M-2
                                  Principal Distribution Amount and Class M-3
                                  Principal Distribution Amount on such
                                  Distribution Date) and (ii) the Certificate
                                  Principal Balance of the Class M-4
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately [77.50]% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period minus
                                  the Overcollateralization Floor Amount.

Class M-5 Principal               The Class M-5 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3 and Class M-4 Certificates (after
                                  taking into account the distribution of the
                                  Senior Principal Distribution Amount, Class
                                  M-1 Principal Distribution Amount, Class M-2
                                  Principal Distribution Amount, Class M-3
                                  Principal Distribution Amount and Class M-4
                                  Principal Distribution Amount on such
                                  Distribution Date) and (ii) the Certificate
                                  Principal Balance of the Class M-5
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately [80.80]% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period minus
                                  the Overcollateralization Floor Amount.

Class M-6 Principal               The Class M-6 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3, Class M-4 and Class M-5
                                  Certificates (after taking into account the
                                  distribution of the Senior Principal
                                  Distribution Amount, Class M-1 Principal
                                  Distribution Amount, Class M-2 Principal
                                  Distribution Amount, Class M-3 Principal
                                  Distribution Amount, Class M-4 Principal
                                  Distribution Amount and Class M-5 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ii) the Certificate Principal Balance of
                                  the Class M-6 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately
                                  [84.10]% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period minus the Overcollateralization Floor
                                  Amount.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 12)
--------------------------------------------------------------------------------

Class M-7 Principal               The Class M-7 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5 and Class M-6
                                  Certificates (after taking into account the
                                  distribution of the Senior Principal
                                  Distribution Amount, Class M-1 Principal
                                  Distribution Amount, Class M-2 Principal
                                  Distribution Amount, Class M-3 Principal
                                  Distribution Amount, Class M-4 Principal
                                  Distribution, Class M-5 Principal Distribution
                                  Amount and Class M-6 Principal Distribution
                                  Amount on such Distribution Date) and (ii) the
                                  Certificate Principal Balance of the Class M-7
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately [86.80]% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period minus
                                  the Overcollateralization Floor Amount.

Class M-8 Principal               The Class M-8 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6 and
                                  Class M-7 Certificates (after taking into
                                  account the distribution of the Senior
                                  Principal Distribution Amount, Class M-1
                                  Principal Distribution Amount, Class M-2
                                  Principal Distribution Amount, Class M-3
                                  Principal Distribution Amount, Class M-4
                                  Principal Distribution, Class M-5 Principal
                                  Distribution Amount, Class M-6 Principal
                                  Distribution Amount and Class M-7 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ii) the Certificate Principal Balance of
                                  the Class M-8 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately
                                  [88.80]% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period minus the Overcollateralization Floor
                                  Amount.

Class M-9 Principal               The Class M-9 Principal Distribution Amount is
Distribution Amount:              an amount equal to the excess of (x) the sum
                                  of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class M-7 and Class M-8 Certificates (after
                                  taking into account the distribution of the
                                  Senior Principal Distribution Amount, Class
                                  M-1 Principal Distribution Amount, Class M-2
                                  Principal Distribution Amount, Class M-3
                                  Principal Distribution Amount, Class M-4
                                  Principal Distribution , Class M-5 Principal
                                  Distribution Amount, Class M-6 Principal
                                  Distribution Amount, Class M-7 Principal
                                  Distribution Amount and Class M-8 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ii) the Certificate Principal Balance of
                                  the Class M-9 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately
                                  [92.80]% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period minus the Overcollateralization Floor
                                  Amount.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 13)
--------------------------------------------------------------------------------

Class M-10 Principal              The Class M-10 Principal Distribution Amount
Distribution Amount:              is an amount equal to the excess of (x) the
                                  sum of (i) the aggregate Certificate Principal
                                  Balance of the Class A, Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class M-7, Class M-8 and Class M-9
                                  Certificates (after taking into account the
                                  distribution of the Senior Principal
                                  Distribution Amount, Class M-1 Principal
                                  Distribution Amount, Class M-2 Principal
                                  Distribution Amount, Class M-3 Principal
                                  Distribution Amount, Class M-4 Principal
                                  Distribution , Class M-5 Principal
                                  Distribution Amount, Class M-6 Principal
                                  Distribution Amount, Class M-7 Principal
                                  Distribution Amount, Class M-8 Principal
                                  Distribution Amount and Class M-9 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (ii) the Certificate Principal Balance of
                                  the Class M-10 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately
                                  [94.30]% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  aggregate principal balance of the Mortgage
                                  Loans as of the last day of the related Due
                                  Period minus the Overcollateralization Floor
                                  Amount.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 14)
--------------------------------------------------------------------------------

Swap Agreement:                   On the Closing Date, pursuant to a Swap
                                  Administration Agreement, the Swap
                                  Administrator will enter into a Swap Agreement
                                  with the Swap Counterparty for the benefit of
                                  the Class A and the Mezzanine Certificates.
                                  The Swap Agreement will have an initial
                                  notional amount of approximately
                                  $[702,638,786.40]. Under the Swap Agreement,
                                  on each Distribution Date until the swap is
                                  retired (i) the Swap Administrator shall be
                                  obligated to pay the Swap Counterparty an
                                  amount equal to [4.310]% per annum on a
                                  notional balance equal to the swap notional
                                  amount for such Distribution Date set forth in
                                  the schedule below and (ii) the Swap
                                  Administrator will be entitled to receive from
                                  the Swap Counterparty an amount equal to
                                  One-Month LIBOR (as determined pursuant to the
                                  Swap Agreement) on the Notional Balance, in
                                  each case accrued during the related swap
                                  accrual period ([40] days in the case of the
                                  first accrual period).

                                  On each such Distribution Date, only the net
                                  amount of the two obligations above (the "Net
                                  Swap Payment") will be paid by the appropriate
                                  party. To the extent that the Swap
                                  Administrator is obligated to make a Net Swap
                                  Payment on any Distribution Date, amounts
                                  otherwise available to certificateholders will
                                  be applied to make such Net Swap Payment to
                                  the Swap Counterparty. Upon early termination
                                  of the Swap Agreement, the Swap Administrator
                                  or the Swap Counterparty may be liable to make
                                  termination payment (the "Swap Termination
                                  Payment") to the other party, regardless of
                                  which party caused the termination. The Swap
                                  Termination Payment will be computed in
                                  accordance with the procedures set forth in
                                  the Swap Agreement. On each Distribution Date
                                  on which the Swap Administrator is required to
                                  make a Net Swap Payment to the Swap
                                  Counterparty, the trust will be obligated to
                                  make a payment to the Swap Counterparty in the
                                  same amount, which payment shall be paid prior
                                  to all distributions to Certificateholders. In
                                  the event that the Swap Administrator is
                                  required to make a Swap Termination Payment to
                                  the Swap Counterparty, the trust will be
                                  obligated to make a payment to the Swap
                                  Counterparty in the same amount. If the Swap
                                  Termination Payment is not due to a Swap
                                  Counterparty Trigger Event, the trust's
                                  payment will be paid on the related
                                  Distribution Date, and on any subsequent
                                  Distribution Dates until paid in full, prior
                                  to all distributions to Certificateholders. If
                                  the Swap Termination Payment is due to a Swap
                                  Counterparty Trigger Event, such payment will
                                  be made subordinate to distributions to all
                                  Certificates other than the Class C
                                  Certificates.

                                  Shown below is the aggregate swap notional
                                  amount schedule, which generally has been
                                  derived from the aggregate principal balance
                                  of the Mortgage Loans corresponding to the
                                  pricing speed.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 15)
--------------------------------------------------------------------------------

                    SWAP AGREEMENT NOTIONAL BALANCE SCHEDULE
                    ----------------------------------------

---------------------------------------------------------------------------
   PERIOD        NOTIONAL BALANCE ($)   PERIOD         NOTIONAL BALANCE ($)
---------------------------------------------------------------------------
     1             702,638,786.40         21              388,584,336.05
     2             687,986,739.62         22              373,424,378.15
     3             673,072,852.71         23              358,477,034.26
     4             657,921,989.28         24              343,760,059.56
     5             642,559,331.20         25              329,290,240.09
     6             627,010,305.08         26              315,083,358.12
     7             611,300,507.85         27              301,154,162.03
     8             595,455,631.78         28              287,516,341.41
     9             579,501,389.15         29              274,182,503.62
     10            563,463,437.00         30              261,164,159.74
     11            547,367,302.24         31              248,470,292.94
     12            531,238,307.41         32              230,203,934.22
     13            515,101,497.55         33              213,280,431.40
     14            498,981,568.26         34              197,601,064.11
     15            482,902,795.55         35              182,909,810.70
     16            466,888,967.51         36              169,311,483.90
     17            450,963,318.38         37              164,203,141.81
     18            435,148,465.01         38              159,247,839.46
     19            419,466,346.27         39              154,441,016.12
     20            403,938,165.45         40              149,778,246.45
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 16)
--------------------------------------------------------------------------------

                                  Pursuant to the Swap Administration Agreement,
                                  amounts paid by the trust to the Swap
                                  Administrator as described above, and amounts
                                  paid by the Swap Counterparty to the Swap
                                  Administrator under the Swap Agreement, will
                                  be deposited into a reserve account (the "Swap
                                  Account").

                                  Pursuant to the Swap Administration Agreement,
                                  amounts paid by the trust to the Swap
                                  Counterparty will be distributed to the Swap
                                  Counterparty on each Distribution Date in the
                                  following order of priority:

                                    1) to the Swap Counterparty, any Net Swap
                                       Payment owed to the Swap Counterparty
                                       under the Swap Agreement for such
                                       Distribution Date; and

                                    2) to the Swap Counterparty, any Swap
                                       Termination Payment owed to the Swap
                                       Counterparty under the Swap Agreement.

                                  Pursuant to the Swap Administration Agreement,
                                  amounts paid by the Swap Counterparty to the
                                  Swap Administrator will be distributed on each
                                  Distribution Date in the following order of
                                  priority:

                                    1) To the holders of the Class A
                                       Certificates, on a pro rata basis, to pay
                                       accrued and unpaid interest to the extent
                                       unpaid from interest collections, but
                                       only to the extent of the interest
                                       portion of realized losses or prepayment
                                       interest shortfalls (not covered by
                                       Compensating Interest) allocated to such
                                       Certificates on such Distribution Date;

                                    2) To the holders of the Mezzanine
                                       Certificates, in order of priority, to
                                       pay accrued and unpaid interest to the
                                       extent unpaid from interest collections,
                                       but only to the extent of the interest
                                       portion of realized losses or prepayment
                                       interest shortfalls (not covered by
                                       Compensating Interest) allocated to such
                                       Certificates on such Distribution Date;

                                    3) Distribution of additional principal to
                                       the certificates, until the required
                                       level of Overcollateralization Target
                                       Amount is reached, but only to the extent
                                       of the principal portion of realized
                                       losses for such Distribution Date;

                                    4) To pay the holders of the Mezzanine
                                       Certificates, in order of priority, the
                                       principal portion of any realized losses
                                       previously allocated thereto that remain
                                       unreimbursed;

                                    5) To pay, first to the Class A
                                       Certificates, on a pro rata basis, any
                                       Net WAC Rate Carryover Amount, as
                                       applicable, for such Distribution Date
                                       and second, sequentially to the Mezzanine
                                       Certificates, in order of priority, any
                                       Net WAC Rate Carryover Amount for such
                                       Distribution Date; and

                                    6) To the parties named in the Swap
                                       Administration Agreement, any remaining
                                       amounts.

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 17)
--------------------------------------------------------------------------------

Swap Counterparty Trigger         A "Swap Counterparty Trigger Event" shall
Event:                            mean: (i) an Event of Default under the Swap
                                  Agreement with respect to which the Swap
                                  Counterparty is a Defaulting Party (as defined
                                  in the Swap Agreement) or (ii) a Termination
                                  Event (including an Additional Termination
                                  Event) under the Swap Agreement with respect
                                  to which the Swap Counterparty is the sole
                                  Affected Party (as defined in the Swap
                                  Agreement).

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 18)
--------------------------------------------------------------------------------

                            NET WAC PASS-THROUGH RATE
                             (100% PPC; Actual/360)



--------------------------------------------------------------------------------------------------------
               SPOT       INDEX                  SPOT       INDEX                   SPOT       INDEX
               INDEX      VALUES                 INDEX      VALUES                 INDEX      VALUES
   MONTH      VALUES      AT 20%      MONTH     VALUES      AT 20%      MONTH      VALUES     AT 20%
--------------------------------------------------------------------------------------------------------

     1         5.08        6.08        26        5.10        5.85        51         8.83       10.02
--------------------------------------------------------------------------------------------------------
     2         5.10        5.85        27        5.05        5.67        52         9.12       11.85
--------------------------------------------------------------------------------------------------------
     3         5.05        5.66        28        5.10        5.85        53         8.83       11.47
--------------------------------------------------------------------------------------------------------
     4         5.10        5.85        29        5.05        5.67        54         8.83       11.47
--------------------------------------------------------------------------------------------------------
     5         5.05        5.66        30        5.05        5.67        55         9.77       12.70
--------------------------------------------------------------------------------------------------------
     6         5.05        5.66        31        5.16        6.06        56         8.83       11.47
--------------------------------------------------------------------------------------------------------
     7         5.21        6.27        32        5.05        5.67        57         9.12       11.85
--------------------------------------------------------------------------------------------------------
     8         5.05        5.66        33        5.10        5.85        58         8.83       12.44
--------------------------------------------------------------------------------------------------------
     9         5.10        5.85        34        6.51        7.12        59         9.12       12.85
--------------------------------------------------------------------------------------------------------
     10        5.05        5.66        35        6.60        7.35        60         8.83       12.44
--------------------------------------------------------------------------------------------------------
     11        5.10        5.85        36        6.51        7.12        61         8.83       12.44
--------------------------------------------------------------------------------------------------------
     12        5.05        5.66        37        6.51        7.12        62         9.12       12.85
--------------------------------------------------------------------------------------------------------
     13        5.05        5.66        38        6.60        7.35        63         8.83       12.44
--------------------------------------------------------------------------------------------------------
     14        5.10        5.85        39        6.51        7.12        64         9.12       12.85
--------------------------------------------------------------------------------------------------------
     15        5.05        5.66        40        8.10        8.85
--------------------------------------------------------------------------------------------------------
     16        5.10        5.85        41        8.56        8.57
--------------------------------------------------------------------------------------------------------
     17        5.05        5.66        42        8.56        8.57
--------------------------------------------------------------------------------------------------------
     18        5.05        5.66        43        9.48        9.49
--------------------------------------------------------------------------------------------------------
     19        5.21        6.27        44        8.56        8.57
--------------------------------------------------------------------------------------------------------
     20        5.05        5.66        45        8.85        8.85
--------------------------------------------------------------------------------------------------------
     21        5.10        5.85        46        8.83       10.02
--------------------------------------------------------------------------------------------------------
     22        5.05        5.66        47        9.12       10.35
--------------------------------------------------------------------------------------------------------
     23        5.10        5.85        48        8.83       10.02
--------------------------------------------------------------------------------------------------------
     24        5.05        5.66        49        8.83       10.02
--------------------------------------------------------------------------------------------------------
     25        5.05        5.66        50        9.12       10.35
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 19)
--------------------------------------------------------------------------------

                          EXCESS SPREAD BEFORE LOSSES*



----------------------------------------------------------------------------------------------------------
                SPOT      FORWARD                  SPOT      FORWARD                 SPOT      FORWARD
               INDEX       INDEX                  INDEX       INDEX                  INDEX      INDEX
   MONTH       VALUES     VALUES      MONTH       VALUES     VALUES      MONTH      VALUES      VALUES
----------------------------------------------------------------------------------------------------------

     1           NA           NA        26         1.20         1.27       51        4.94          4.58
----------------------------------------------------------------------------------------------------------
     2          1.31         1.31       27         1.19         1.28       52        5.08          4.78
----------------------------------------------------------------------------------------------------------
     3          1.30         1.31       28         1.19         1.27       53        4.95          4.61
----------------------------------------------------------------------------------------------------------
     4          1.30         1.32       29         1.18         1.30       54        4.95          4.60
----------------------------------------------------------------------------------------------------------
     5          1.29         1.31       30         1.19         1.31       55        5.36          5.10
----------------------------------------------------------------------------------------------------------
     6          1.29         1.31       31         1.20         1.28       56        4.96          4.59
----------------------------------------------------------------------------------------------------------
     7          1.31         1.33       32         1.19         1.33       57        5.09          4.76
----------------------------------------------------------------------------------------------------------
     8          1.29         1.31       33         1.20         1.32       58        4.96          4.63
----------------------------------------------------------------------------------------------------------
     9          1.29         1.31       34         2.62         2.72       59        5.10          4.80
----------------------------------------------------------------------------------------------------------
     10         1.28         1.31       35         2.63         2.73       60        4.97          4.62
----------------------------------------------------------------------------------------------------------
     11         1.28         1.31       36         2.62         2.74       61        4.97          4.62
----------------------------------------------------------------------------------------------------------
     12         1.27         1.32       37         2.62         2.74       62        5.10          4.78
----------------------------------------------------------------------------------------------------------
     13         1.27         1.32       38         2.51         2.60       63        4.97          4.61
----------------------------------------------------------------------------------------------------------
     14         1.27         1.31       39         2.36         2.43       64        5.10          4.80
----------------------------------------------------------------------------------------------------------
     15         1.26         1.32       40         3.86         3.92
----------------------------------------------------------------------------------------------------------
     16         1.26         1.30       41         4.50         3.55
----------------------------------------------------------------------------------------------------------
     17         1.25         1.31       42         4.54         3.58
----------------------------------------------------------------------------------------------------------
     18         1.24         1.30       43         4.99         4.12
----------------------------------------------------------------------------------------------------------
     19         1.25         1.29       44         4.59         3.63
----------------------------------------------------------------------------------------------------------
     20         1.23         1.29       45         4.75         3.81
----------------------------------------------------------------------------------------------------------
     21         1.23         1.28       46         4.90         4.56
----------------------------------------------------------------------------------------------------------
     22         1.22         1.28       47         5.06         4.75
----------------------------------------------------------------------------------------------------------
     23         1.22         1.27       48         4.93         4.58
----------------------------------------------------------------------------------------------------------
     24         1.21         1.28       49         4.93         4.58
----------------------------------------------------------------------------------------------------------
     25         1.20         1.28       50         5.07         4.75
----------------------------------------------------------------------------------------------------------


* For each period, (a) the interest received from the mortgage loans and any net
Swap Payments received from the Swap Counterparty (net of any servicing fees and
Net Swap Payments to the Swap Counterparty) less any interest paid (not including Net WAC Rate Carryover Amounts) to the Class A and Mezzanine
Certificates divided by (b) the mortgage balance multiplied by 12.

Assumptions:

o    Run at pricing prepayment assumption

o    Excess (30/360)

o    Static Indices: 1mL = [3.56]%; 6mL = [3.97]%

o    Forward 1mL used for Certificates, 6mL used for collateral

o    10% optional clean-up call

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 20)
--------------------------------------------------------------------------------

                             PREPAYMENT SENSITIVITY



CLASS A-1 (TO CALL / TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             15.35          1.60         1.16          0.90         0.73         0.62
MODIFIED DURATION (YEARS)                        11.18          1.52         1.11          0.87         0.71         0.60
FIRST PRINCIPAL PAYMENT                     10/25/2005     9/25/2005    9/25/2005     9/25/2005    9/25/2005    9/25/2005
LAST PRINCIPAL PAYMENT                      11/25/2027     7/25/2008   10/25/2007     4/25/2007    1/25/2007   10/25/2006
PRINCIPAL LOCKOUT (MONTHS)                           1             0            0             0            0            0
PRINCIPAL WINDOW (MONTHS)                          266            35           26            20           17           14
ILLUSTRATIVE YIELD @ PAR (30/360)                3.77%         3.77%        3.77%         3.77%        3.77%        3.77%
----------------------------------------------------------------------------------------------------------------------------




CLASS A-2 (TO CALL / TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             23.97          4.02         2.52          2.00         1.64         1.38
MODIFIED DURATION (YEARS)                        15.44          3.65         2.36          1.89         1.56         1.32
FIRST PRINCIPAL PAYMENT                     11/25/2027     7/25/2008   10/25/2007     4/25/2007    1/25/2007   10/25/2006
LAST PRINCIPAL PAYMENT                       9/25/2031     7/25/2011    5/25/2008    11/25/2007    6/25/2007    3/25/2007
PRINCIPAL LOCKOUT (MONTHS)                         266            34           25            19           16           13
PRINCIPAL WINDOW (MONTHS)                           47            37            8             8            6            6
ILLUSTRATIVE YIELD @ PAR (30/360)                3.85%         3.85%        3.84%         3.84%        3.84%        3.85%
----------------------------------------------------------------------------------------------------------------------------




CLASS A-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             27.89          9.83         5.72          2.61         2.19         1.85
MODIFIED DURATION (YEARS)                        16.51          7.91         4.95          2.44         2.06         1.75
FIRST PRINCIPAL PAYMENT                      9/25/2031     7/25/2011    5/25/2008    11/25/2007    6/25/2007    3/25/2007
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013     7/25/2008    2/25/2008    9/25/2007
PRINCIPAL LOCKOUT (MONTHS)                         312            70           32            26           21           18
PRINCIPAL WINDOW (MONTHS)                           33            80           63             9            9            7
ILLUSTRATIVE YIELD @ PAR (30/360)                4.03%         4.03%        4.03%         4.03%        4.03%        4.03%
----------------------------------------------------------------------------------------------------------------------------




CLASS A-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             28.05         11.24         6.76          2.61         2.19         1.85
MODIFIED DURATION (YEARS)                        16.57          8.65         5.63          2.44         2.06         1.75
FIRST PRINCIPAL PAYMENT                      9/25/2031     7/25/2011    5/25/2008    11/25/2007    6/25/2007    3/25/2007
LAST PRINCIPAL PAYMENT                       5/25/2035     2/25/2031    3/25/2024     7/25/2008    2/25/2008    9/25/2007
PRINCIPAL LOCKOUT (MONTHS)                         312            70           32            26           21           18
PRINCIPAL WINDOW (MONTHS)                           45           236          191             9            9            7
ILLUSTRATIVE YIELD @ PAR (30/360)                4.03%         4.06%        4.08%         4.03%        4.03%        4.03%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 21)
--------------------------------------------------------------------------------

                             PREPAYMENT SENSITIVITY



CLASS M-1 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.68          4.03         2.60         2.22
MODIFIED DURATION (YEARS)                        15.95          6.56         4.94          3.62         2.42         2.08
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009   11/25/2009     7/25/2008    2/25/2008    9/25/2007
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    4/25/2008   11/25/2007
PRINCIPAL LOCKOUT (MONTHS)                         279            40           50            34           29           24
PRINCIPAL WINDOW (MONTHS)                           66           110           45            30            3            3
ILLUSTRATIVE YIELD @ PAR (30/360)                4.13%         4.13%        4.13%         4.13%        4.13%        4.13%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-1  (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%           75%         100%         125%           150%
------------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.91          6.33         6.33         2.60           2.22
MODIFIED DURATION (YEARS)                        15.99          7.02          5.36         5.24         2.42           2.08
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    11/25/2009    7/25/2008    2/25/2008      9/25/2007
LAST PRINCIPAL PAYMENT                       4/25/2035    12/25/2028    12/25/2021    1/25/2019    4/25/2008     11/25/2007
PRINCIPAL LOCKOUT (MONTHS)                         279            40            50           34           29             24
PRINCIPAL WINDOW (MONTHS)                           77           240           146          127            3              3
ILLUSTRATIVE YIELD @ PAR (30/360)                4.13%         4.15%         4.15%        4.21%        4.13%          4.13%
------------------------------------------------------------------------------------------------------------------------------




CLASS M-2 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.44          5.36         2.73         2.40
MODIFIED DURATION (YEARS)                        15.92          6.55         4.75          4.72         2.54         2.24
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    7/25/2009    12/25/2010    4/25/2008   11/25/2007
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    5/25/2008    2/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           46            63           31           26
PRINCIPAL WINDOW (MONTHS)                           66           110           49             1            2            4
ILLUSTRATIVE YIELD @ PAR (30/360)                4.15%         4.15%        4.15%         4.15%        4.15%        4.15%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-2 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.89         6.08          7.10         2.73         2.40
MODIFIED DURATION (YEARS)                        15.95          7.01         5.16          6.02         2.54         2.24
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    7/25/2009     5/25/2011    4/25/2008   11/25/2007
LAST PRINCIPAL PAYMENT                       4/25/2035     5/25/2028    5/25/2021    10/25/2016    5/25/2008    2/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           46            68           31           26
PRINCIPAL WINDOW (MONTHS)                           77           233          143            66            2            4
ILLUSTRATIVE YIELD @ PAR (30/360)                4.16%         4.17%        4.17%         4.21%        4.15%        4.15%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 22)
--------------------------------------------------------------------------------

                             PREPAYMENT SENSITIVITY



CLASS M-3 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.32          5.26         2.87         2.56
MODIFIED DURATION (YEARS)                        15.86          6.54         4.64          4.64         2.65         2.38
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    4/25/2009     7/25/2010    5/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    7/25/2008    3/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           43            58           32           29
PRINCIPAL WINDOW (MONTHS)                           66           110           52             6            3            2
ILLUSTRATIVE YIELD @ PAR (30/360)                4.19%         4.19%        4.18%         4.19%        4.19%        4.19%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-3 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.87         5.95          5.80         2.87         2.56
MODIFIED DURATION (YEARS)                        15.89          6.99         5.05          5.03         2.65         2.38
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    4/25/2009     7/25/2010    5/25/2008    2/25/2008
LAST PRINCIPAL PAYMENT                       4/25/2035     8/25/2027    8/25/2020     4/25/2016    7/25/2008    3/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           43            58           32           29
PRINCIPAL WINDOW (MONTHS)                           77           224          137            70            3            2
ILLUSTRATIVE YIELD @ PAR (30/360)                4.19%         4.20%        4.21%         4.21%        4.19%        4.19%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-4 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.24          4.72         3.36         2.68
MODIFIED DURATION (YEARS)                        15.63          6.50         4.55          4.19         3.06         2.48
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    2/25/2009    10/25/2009    7/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    4/25/2009    5/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           41            49           34           30
PRINCIPAL WINDOW (MONTHS)                           66           110           54            15           10            3
ILLUSTRATIVE YIELD @ PAR (30/360)                4.32%         4.32%        4.32%         4.32%        4.32%        4.32%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-4 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.84         5.84          5.17         5.51         2.68
MODIFIED DURATION (YEARS)                        15.66          6.93         4.94          4.52         4.71         2.48
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    2/25/2009    10/25/2009    7/25/2008    3/25/2008
LAST PRINCIPAL PAYMENT                       4/25/2035    12/25/2026    2/25/2020    11/25/2015    6/25/2015    5/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           41            49           34           30
PRINCIPAL WINDOW (MONTHS)                           77           216          133            74           84            3
ILLUSTRATIVE YIELD @ PAR (30/360)                4.32%         4.34%        4.35%         4.34%        4.44%        4.32%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 23)
--------------------------------------------------------------------------------

                             PREPAYMENT SENSITIVITY



CLASS M-5 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.19          4.38         3.69         2.80
MODIFIED DURATION (YEARS)                        15.52          6.49         4.50          3.91         3.34         2.59
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    1/25/2009     7/25/2009    4/25/2009    5/25/2008
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    4/25/2009    6/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           40            46           43           32
PRINCIPAL WINDOW (MONTHS)                           66           110           55            18            1            2
ILLUSTRATIVE YIELD @ PAR (30/360)                4.38%         4.38%        4.38%         4.38%        4.38%        4.38%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-5 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.79         5.75          4.80         5.82         2.80
MODIFIED DURATION (YEARS)                        15.55          6.89         4.86          4.21         5.03         2.59
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009    1/25/2009     7/25/2009   11/25/2010    5/25/2008
LAST PRINCIPAL PAYMENT                       3/25/2035     8/25/2025    1/25/2019     1/25/2015    5/25/2012    6/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           40            46           62           32
PRINCIPAL WINDOW (MONTHS)                           76           200          121            67           19            2
ILLUSTRATIVE YIELD @ PAR (30/360)                4.38%         4.40%        4.41%         4.41%        4.51%        4.38%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-6 (TO CALL)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.80          8.01         5.16          4.24         3.69         2.86
MODIFIED DURATION (YEARS)                        14.54          6.31         4.39          3.74         3.30         2.61
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009   12/25/2008     4/25/2009    4/25/2009    6/25/2008
LAST PRINCIPAL PAYMENT                       5/25/2034     2/25/2018    7/25/2013    12/25/2010    4/25/2009    6/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           39            43           43           33
PRINCIPAL WINDOW (MONTHS)                           66           110           56            21            1            1
ILLUSTRATIVE YIELD @ PAR (30/360)                4.98%         4.98%        4.98%         4.98%        4.98%        4.98%
----------------------------------------------------------------------------------------------------------------------------




CLASS M-6 (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                       0%           50%          75%          100%         125%         150%
----------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                             26.90          8.75         5.69          4.64         5.02         2.89
MODIFIED DURATION (YEARS)                        14.56          6.67         4.72          4.02         4.34         2.64
FIRST PRINCIPAL PAYMENT                     12/25/2028     1/25/2009   12/25/2008     4/25/2009    3/25/2010    6/25/2008
LAST PRINCIPAL PAYMENT                       2/25/2035    12/25/2024    6/25/2018     8/25/2014    1/25/2012    7/25/2008
PRINCIPAL LOCKOUT (MONTHS)                         279            40           39            43           54           33
PRINCIPAL WINDOW (MONTHS)                           75           192          115            65           23            2
ILLUSTRATIVE YIELD @ PAR (30/360)                4.98%         5.02%        5.03%         5.03%        5.14%        4.99%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 24)
--------------------------------------------------------------------------------

                             PREPAYMENT SENSITIVITY



CLASS M-7 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                  0%             50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                        26.80            8.01          5.14          4.13         3.69          2.86
MODIFIED DURATION (YEARS)                   14.37            6.28          4.36          3.64         3.29          2.60
FIRST PRINCIPAL PAYMENT                12/25/2028       1/25/2009    11/25/2008     3/25/2009    4/25/2009     6/25/2008
LAST PRINCIPAL PAYMENT                  5/25/2034       2/25/2018     7/25/2013    12/25/2010    4/25/2009     6/25/2008
PRINCIPAL LOCKOUT (MONTHS)                    279              40            38            42           43            33
PRINCIPAL WINDOW (MONTHS)                      66             110            57            22            1             1
ILLUSTRATIVE YIELD @ PAR (30/360)           5.09%           5.09%         5.09%         5.08%        5.08%         5.09%
---------------------------------------------------------------------------------------------------------------------------




CLASS M-7 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                  0%             50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                        26.89            8.70          5.62          4.49         4.54          4.19
MODIFIED DURATION (YEARS)                   14.40            6.61          4.66          3.89         3.96          3.63
FIRST PRINCIPAL PAYMENT                12/25/2028       1/25/2009    11/25/2008     3/25/2009   10/25/2009     7/25/2008
LAST PRINCIPAL PAYMENT                  2/25/2035       1/25/2024    10/25/2017     2/25/2014    9/25/2011     1/25/2013
PRINCIPAL LOCKOUT (MONTHS)                    279              40            38            42           49            34
PRINCIPAL WINDOW (MONTHS)                      75             181           108            60           24            55
ILLUSTRATIVE YIELD @ PAR (30/360)           5.09%           5.12%         5.13%         5.13%        5.21%         5.29%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 25)
--------------------------------------------------------------------------------

                                 MORTGAGE LOANS

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                          $702,638,786.40

NUMBER OF MORTGAGE LOANS:                             2,633

AVERAGE SCHEDULED PRINCIPAL BALANCE:                  $266,858.64

WEIGHTED AVERAGE GROSS COUPON:                        6.358%

WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:               646

WEIGHTED AVERAGE ORIGINAL LTV RATIO:                  81.80%

WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):      357

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):              360

WEIGHTED AVERAGE ROLL TERM (MONTHS):                  33

WEIGHTED AVERAGE GROSS MARGIN:                        5.655%

WEIGHTED AVERAGE INITIAL RATE CAP:                    1.500%

WEIGHTED AVERAGE PERIODIC RATE CAP:                   1.500%

WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:         13.358%

WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE:         6.392%

INTEREST ONLY LOANS:                                  100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 26)
--------------------------------------------------------------------------------

                          DISTRIBUTION BY PRODUCT TYPE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE       AVERAGE         WA           WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE     BALANCE       COUPON        LTV        WA
PRODUCT TYPE                     OF LOANS            ($)           AS OF CUT-OFF DATE      ($)           (%)         (%)       FICO
------------------------------------------------------------------------------------------------------------------------------------

2Y/6M Arms-Interest Only             1           166,250.00               0.02          166,250.00      7.925       95.00      634
3Y/6M Arms -Interest Only          2,632       702,472,536.40            99.98          266,896.86      6.357       81.80      646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40           100.00          266,858.64      6.358       81.80      646
------------------------------------------------------------------------------------------------------------------------------------


                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE


------------------------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE
                                              PRINCIPAL BALANCE    % OF AGGREGATE      AVERAGE         WA           WA
                                  NUMBER      AS OF CUT-OFF DATE  PRINCIPAL BALANCE    BALANCE       COUPON        LTV         WA
MORTGAGE RATE (%)                OF LOANS            ($)          AS OF CUT-OFF DATE     ($)           (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

 4.500 -  4.999                     24          7,498,867.09            1.07          312,452.80      4.990       74.58       662
 5.000 -  5.499                     156         47,813,376.03           6.80          306,496.00      5.286       79.35       668
 5.500 -  5.999                     606        173,236,846.23          24.66          285,869.38      5.783       79.65       654
 6.000 -  6.499                     757        202,073,052.65          28.76          266,939.30      6.232       81.15       647
 6.500 -  6.999                     608        161,168,972.77          22.94          265,080.55      6.709       82.74       643
 7.000 -  7.499                     266         61,651,501.80           8.77          231,772.56      7.201       84.90       631
 7.500 -  7.999                     134         31,456,462.48           4.48          234,749.72      7.716       88.67       623
 8.000 -  8.499                     54          12,738,834.78           1.81          235,904.35      8.177       88.15       615
 8.500 -  8.999                     24          4,228,972.57            0.60          176,207.19      8.658       88.85       621
 9.000 -  9.499                      3           541,900.00             0.08          180,633.33      9.167       92.86       618
 9.500 -  9.999                      1           229,999.99             0.03          229,999.99      9.650       84.87       591
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE


------------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE
                                           PRINCIPAL BALANCE      % OF AGGREGATE       AVERAGE       WA          WA
                              NUMBER OF    AS OF CUT-OFF DATE    PRINCIPAL BALANCE     BALANCE     COUPON        LTV         WA
RANGE ($)                       LOANS              ($)           AS OF CUT-OFF DATE      ($)         (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

 50,000.01 -    75,000.00         21           1,309,347.19           0.19           62,349.87      7.359       77.76       613
 75,000.01 -   100,000.00         102          9,100,277.62           1.30           89,218.41      6.576       81.48       629
100,000.01 -   125,000.00         194         22,119,740.69           3.15          114,019.28      6.657       81.82       633
125,000.01 -   150,000.00         237         32,791,008.24           4.67          138,358.68      6.526       80.83       635
150,000.01 -   175,000.00         213         34,701,568.66           4.94          162,918.16      6.432       82.20       640
175,000.01 -   200,000.00         232         43,589,206.94           6.20          187,884.51      6.448       80.37       639
200,000.01 -   225,000.00         188         40,224,106.40           5.72          213,958.01      6.497       82.34       643
225,000.01 -   250,000.00         191         45,625,697.35           6.49          238,878.00      6.467       81.17       636
250,000.01 -   275,000.00         174         45,842,890.65           6.52          263,464.89      6.288       82.39       646
275,000.01 -   300,000.00         204         58,802,576.93           8.37          288,247.93      6.304       81.08       643
300,000.01 -   333,700.00         163         51,677,561.55           7.35          317,040.25      6.393       82.73       642
333,700.01 -   350,000.00          66         22,584,147.12           3.21          342,184.05      6.297       82.26       651
350,000.01 -   500,000.00         496        206,157,437.75          29.34          415,640.00      6.252       81.97       652
500,000.01 - 1,000,000.00         152         88,113,219.32          12.54          579,692.23      6.303       82.01       656
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,633       702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 27)
--------------------------------------------------------------------------------

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
RANGE ($)                        OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

   50,000.01 -    75,000.00         21          1,309,347.19           0.19           62,349.87      7.359       77.76       613
   75,000.01 -   100,000.00         102         9,100,277.62           1.30           89,218.41      6.576       81.48       629
  100,000.01 -   125,000.00         194         22,119,740.69          3.15          114,019.28      6.657       81.82       633
  125,000.01 -   150,000.00         237         32,791,008.24          4.67          138,358.68      6.526       80.83       635
  150,000.01 -   175,000.00         213         34,701,568.66          4.94          162,918.16      6.432       82.20       640
  175,000.01 -   200,000.00         232         43,589,206.94          6.20          187,884.51      6.448       80.37       639
  200,000.01 -   225,000.00         188         40,224,106.40          5.72          213,958.01      6.497       82.34       643
  225,000.01 -   250,000.00         191         45,625,697.35          6.49          238,878.00      6.467       81.17       636
  250,000.01 -   275,000.00         174         45,842,890.65          6.52          263,464.89      6.288       82.39       646
  275,000.01 -   300,000.00         204         58,802,576.93          8.37          288,247.93      6.304       81.08       643
  300,000.01 -   333,700.00         163         51,677,561.55          7.35          317,040.25      6.393       82.73       642
  333,700.01 -   350,000.00         66          22,584,147.12          3.21          342,184.05      6.297       82.26       651
  350,000.01 -   500,000.00         496        206,157,437.75         29.34          415,640.00      6.252       81.97       652
  500,000.01 - 1,000,000.00         152         88,113,219.32         12.54          579,692.23      6.303       82.01       656
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40        100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                   DISTRIBUTION BY REMAINING TERM TO MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
REMAINING TERM (MOS)             OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

301-360                            2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                 NUMBER       AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
ORIGINAL TERM (MOS)             OF LOANS             ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

360                                2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 28)
--------------------------------------------------------------------------------

                                           DISTRIBUTION BY ORIGINAL LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
ORIGINAL LTVS (%)                OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

  15.01 -   20.00                  1             60,000.00              0.01           60,000.00      6.700       15.58       632
  20.01 -   25.00                  2            106,600.00              0.02           53,300.00      6.979       23.46       607
  25.01 -   30.00                  1            200,000.00              0.03          200,000.00      6.450       29.63       659
  35.01 -   40.00                  4            543,600.00              0.08          135,900.00      5.990       35.90       623
  40.01 -   45.00                  9           2,003,500.02             0.29          222,611.11      6.151       42.39       640
  45.01 -   50.00                  16          3,255,373.21             0.46          203,460.83      6.034       47.94       623
  50.01 -   55.00                  9           3,015,999.98             0.43          335,111.11      6.065       52.75       633
  55.01 -   60.00                  28          6,662,797.37             0.95          237,957.05      6.076       57.55       620
  60.01 -   65.00                  46          13,500,577.05            1.92          293,490.81      5.947       63.25       628
  65.01 -   70.00                  67          19,103,140.99            2.72          285,121.51      5.965       68.63       644
  70.01 -   75.00                 115          35,429,572.48            5.04          308,083.24      6.197       73.73       635
  75.01 -   80.00                1,352        343,554,357.12           48.89          254,108.25      6.228       79.84       653
  80.01 -   85.00                 302          92,156,593.77           13.12          305,154.28      6.301       84.30       641
  85.01 -   90.00                 453         124,917,742.99           17.78          275,756.61      6.677       89.56       639
  90.01 -   95.00                 228          58,128,931.42            8.27          254,951.45      6.928       94.69       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,633        702,638,786.40          100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 29)
--------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
STATE                            OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

California                         889         306,941,903.04          43.68          345,266.48      6.219       80.86       649
Florida                            207          44,704,138.80           6.36          215,962.02      6.610       83.26       643
Illinois                           148          34,634,274.77           4.93          234,015.37      6.513       82.74       642
New York                            89          32,480,737.63           4.62          364,952.11      6.258       82.08       660
New Jersey                         106          31,227,957.85           4.44          294,603.38      6.464       81.84       647
Washington                         142          30,515,380.86           4.34          214,897.05      6.250       81.98       646
Nevada                              79          20,506,240.33           2.92          259,572.66      6.404       82.13       640
Arizona                            106          20,273,711.24           2.89          191,261.43      6.306       84.67       641
Maryland                            74          20,322,566.08           2.89          274,629.27      6.560       83.99       639
Colorado                           109          19,829,426.42           2.82          181,921.34      6.222       81.12       638
Virginia                            61          18,900,892.41           2.69          309,850.70      6.747       81.12       640
Massachusetts                       57          15,653,517.98           2.23          274,623.12      6.334       81.21       654
Hawaii                              43          14,575,747.55           2.07          338,970.87      6.117       81.44       656
Oregon                              63          11,578,220.15           1.65          183,781.27      6.246       84.09       646
Minnesota                           54          10,158,176.44           1.45          188,114.38      6.649       81.18       640
Georgia                             55           9,754,892.44           1.39          177,361.68      7.118       84.94       635
Texas                               40           7,603,436.14           1.08          190,085.90      6.177       83.16       642
Michigan                            48           6,802,063.56           0.97          141,709.66      6.753       81.79       629
Ohio                                36           5,558,457.66           0.79          154,401.60      7.169       88.04       629
Utah                                31           4,862,403.95           0.69          156,851.74      6.297       82.28       650
Connecticut                         14           3,725,631.25           0.53          266,116.52      6.239       81.97       646
Rhode Island                        14           3,416,154.98           0.49          244,011.07      6.751       85.66       634
District of Columbia                10           2,934,660.99           0.42          293,466.10      6.502       74.29       640
Pennsylvania                        19           2,825,400.00           0.40          148,705.26      6.784       80.26       638
Wisconsin                           14           2,421,551.55           0.34          172,967.97      7.031       87.82       629
Kentucky                            10           1,926,457.04           0.27          192,645.70      6.166       82.42       628
New Mexico                          9            1,869,486.94           0.27          207,720.77      6.869       80.67       628
Tennessee                           14           1,928,559.58           0.27          137,754.26      6.423       80.64       624
Indiana                             9            1,752,067.53           0.25          194,674.17      6.740       83.36       626
North Carolina                      9            1,732,534.76           0.25          192,503.86      6.613       80.72       600
South Carolina                      12           1,761,133.17           0.25          146,761.10      6.665       82.26       648
Alaska                              8            1,539,587.99           0.22          192,448.50      6.544       84.11       622
Idaho                               11           1,349,260.52           0.19          122,660.05      6.829       83.43       615
Montana                             7             952,480.00            0.14          136,068.57      6.394       78.38       647
New Hampshire                       5             950,000.00            0.14          190,000.00      6.559       80.17       614
Iowa                                4             688,499.99            0.10          172,125.00      7.117       84.95       648
Vermont                             3             664,072.05            0.09          221,357.35      7.155       87.26       648
Wyoming                             4             586,000.00            0.08          146,500.00      6.396       80.00       617
Alabama                             3             444,020.00            0.06          148,006.67      7.231       86.24       648
Missouri                            4             418,136.98            0.06          104,534.25      7.019       83.33       616
Kansas                              1             330,999.99            0.05          330,999.99      6.700       84.87       649
Mississippi                         3             375,145.98            0.05          125,048.66      6.323       83.23       625
Delaware                            2             271,800.00            0.04          135,900.00      7.181       90.00       613
Louisiana                           2             259,599.83            0.04          129,799.92      6.250       80.00       632
Oklahoma                            2             256,720.00            0.04          128,360.00      6.445       80.00       661
Arkansas                            1             122,680.00            0.02          122,680.00      5.850       80.00       681
Nebraska                            1             128,000.00            0.02          128,000.00      6.250       80.00       675
North Dakota                        1             123,999.99            0.02          123,999.99      6.550       80.00       614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,633         702,638,786.40        100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 30)
--------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
OCCUPANCY STATUS                 OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

Owner Occupied                     2,595       693,123,970.85           98.65         267,099.80      6.351       81.83       646
Second Home                          38         9,514,815.55             1.35         250,389.88      6.821       79.68       655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                          DISTRIBUTION BY PROPERTY TYPE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
PROPERTY TYPE                    OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

2-4 Unit                              76        25,505,658.48           3.63          335,600.77      6.479       82.79       638
Condo                                263        63,074,986.52           8.98          239,828.85      6.344       81.82       654
PUD Attached                          74        17,147,974.79           2.44          231,729.39      6.580       83.65       641
PUD Detached                         297        82,618,145.80          11.76          278,175.58      6.355       83.01       642
One Family                         1,923       514,292,020.81          73.19          267,442.55      6.347       81.50       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                          DISTRIBUTION BY LOAN PURPOSE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
LOAN PURPOSE                     OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

Cash Out Refinance                 1,152       326,384,996.78           46.45         283,320.31      6.375       81.61       635
Purchase                           1,151       300,433,750.01           42.76         261,019.77      6.359       81.76       658
Rate/Term Refinance                 330         75,820,039.60           10.79         229,757.70      6.276       82.82       645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                       DISTRIBUTION BY DOCUMENTATION TYPE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
DOCUMENT TYPE                    OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

Full/Alternative                   1,527       380,438,595.25          54.14          249,141.19      6.141       82.42       636
Limited                              76         21,272,753.66           3.03          279,904.65      6.196       80.78       636
Stated Income                      1,030       300,927,437.49          42.83          292,162.56      6.643       81.09       659
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 31)
--------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
CREDIT SCORE                     OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

 551 -  575                         67          15,019,978.44            2.14          224,178.78      6.989       81.66       567
 576 -  600                         334         79,400,949.42           11.30          237,727.39      6.628       80.97       590
 601 -  625                         558        139,286,310.60           19.82          249,617.04      6.474       81.91       614
 626 -  650                         641        169,104,858.04           24.07          263,814.13      6.386       81.83       638
 651 -  675                         526        145,719,831.99           20.74          277,033.90      6.253       82.00       662
 676 -  700                         329         94,860,856.99           13.50          288,330.87      6.204       82.19       687
 701 -  725                         76          25,790,940.57            3.67          339,354.48      5.896       81.61       713
 726 -  750                         56          18,696,891.19            2.66          333,873.06      6.107       81.14       736
 751 -  775                         27          8,596,190.22             1.22          318,377.42      6.114       81.83       763
 776 -  800                         17          5,030,778.96             0.72          295,928.17      5.660       82.51       786
 801 -  825                          2          1,131,199.99             0.16          565,600.00      6.513       80.00       807
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633        702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
ORIGINAL PREPAYMENT               NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
PENALTY TERM (MOS)               OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

No Penalty                         589         161,790,698.17          23.03          274,687.09      6.651       82.05       650
12                                 79           24,331,407.86           3.46          307,992.50      6.548       82.32       642
24                                 62           15,564,148.56           2.22          251,034.65      6.147       80.78       649
36                                1,903        500,952,531.81          71.30          263,243.58      6.260       81.73       645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,633        702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                            DISTRIBUTION BY LIEN TYPE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
LIEN TYPE                        OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

First Lien                         2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 32)
--------------------------------------------------------------------------------

                          DISTRIBUTION BY GROSS MARGIN



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
                                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
MARGINS (%)                      OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                      1             523,350.00               0.07          523,350.00      6.700       90.00       690
3.000 - 3.499                      4            1,204,600.00              0.17          301,150.00      6.093       76.21       668
3.500 - 3.999                      1              97,500.00               0.01           97,500.00      5.550       75.00       671
4.500 - 4.999                      1             130,500.00               0.02          130,500.00      7.425       75.00       635
5.000 - 5.499                      58           14,447,090.06             2.06          249,087.76      6.444       81.98       638
5.500 - 5.999                    2,443         653,583,202.66            93.02          267,533.03      6.349       81.93       647
6.000 - 6.499                     115          29,676,273.39              4.22          258,054.55      6.508       79.45       635
6.500 - 6.999                      10           2,976,270.29              0.42          297,627.03      6.474       77.23       642
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           2,633         702,638,786.40           100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                      DISTRIBUTION BY MINIMUM MORTGAGE RATE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
MINIMUM MORTGAGE                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
RATES (%)                        OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

 4.500 -  4.999                      1           169,600.00             0.02          169,600.00      4.990       80.00       792
 5.000 -  5.499                      6          1,948,720.83            0.28          324,786.81      5.205       80.65       663
 5.500 -  5.999                     748        218,180,908.96          31.05          291,685.71      5.662       79.56       657
 6.000 -  6.499                     785        209,503,116.92          29.82          266,882.95      6.208       80.97       647
 6.500 -  6.999                     611        161,988,768.06          23.05          265,120.73      6.702       82.69       643
 7.000 -  7.499                     266         61,651,501.80           8.77          231,772.56      7.201       84.90       631
 7.500 -  7.999                     134         31,456,462.48           4.48          234,749.72      7.716       88.67       623
 8.000 -  8.499                     54          12,738,834.78           1.81          235,904.35      8.177       88.15       615
 8.500 -  8.999                     24          4,228,972.57            0.60          176,207.19      8.658       88.85       621
 9.000 -  9.499                      3           541,900.00             0.08          180,633.33      9.167       92.86       618
 9.500 -  9.999                      1           229,999.99             0.03          229,999.99      9.650       84.87       591
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 33)
--------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
MAXIMUM MORTGAGE                  NUMBER      AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
RATES (%)                        OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

11.500 - 11.999                     24          7,498,867.09            1.07          312,452.80      4.990       74.58       662
12.000 - 12.499                     156         47,813,376.03           6.80          306,496.00      5.286       79.35       668
12.500 - 12.999                     606        173,236,846.23          24.66          285,869.38      5.783       79.65       654
13.000 - 13.499                     757        202,073,052.65          28.76          266,939.30      6.232       81.15       647
13.500 - 13.999                     608        161,168,972.77          22.94          265,080.55      6.709       82.74       643
14.000 - 14.499                     266         61,651,501.80           8.77          231,772.56      7.201       84.90       631
14.500 - 14.999                     134         31,456,462.48           4.48          234,749.72      7.716       88.67       623
15.000 - 15.499                     54          12,738,834.78           1.81          235,904.35      8.177       88.15       615
15.500 - 15.999                     24          4,228,972.57            0.60          176,207.19      8.658       88.85       621
16.000 - 16.499                      3           541,900.00             0.08          180,633.33      9.167       92.86       618
16.500 - 16.999                      1           229,999.99             0.03          229,999.99      9.650       84.87       591
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40         100.00          266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                      DISTRIBUTION BY INITIAL PERIODIC CAP


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
INITIAL PERIODIC                   NUMBER     AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
RATE CAPS (%)                     OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

1.500                              2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                     DISTRIBUTION BY SUBSEQUENT PERIODIC CAP



------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
SUBSEQUENT PERIODIC                NUMBER     AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
RATE CAPS (%)                     OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

1.500                              2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE


------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE
                                              PRINCIPAL BALANCE     % OF AGGREGATE      AVERAGE        WA          WA
NEXT RATE                          NUMBER     AS OF CUT-OFF DATE   PRINCIPAL BALANCE    BALANCE      COUPON        LTV         WA
CHANGE DATES                      OF LOANS            ($)          AS OF CUT-OFF DATE      ($)          (%)         (%)        FICO
------------------------------------------------------------------------------------------------------------------------------------

April 2007                           1           166,250.00             0.02          166,250.00      7.925       95.00       634
February 2008                        1           152,022.00             0.02          152,022.00      6.150       80.00       664
March 2008                          20          4,892,464.69            0.70          244,623.23      6.177       82.44       639
April 2008                         1,112       300,384,852.70          42.75          270,130.26      6.294       81.87       641
May 2008                           1,197       312,597,696.61          44.49          261,150.96      6.403       81.72       647
June 2008                           301         84,337,500.40          12.00          280,191.03      6.425       81.83       660
August 2008                          1           108,000.00             0.02          108,000.00      6.250       80.00       640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,633       702,638,786.40          100.00         266,858.64      6.358       81.80       646
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON 2005-NC4
Computational Materials (Page 34)
--------------------------------------------------------------------------------

                               CONTACT INFORMATION

--------------------------------------------------------------------------------
                             BEAR STEARNS CONTACTS
--------------------------------------------------------------------------------
NAME:                          TELEPHONE:               E-MAIL:

Kyriacos Kyriacou              (212) 272-2507           kkyriacou@bear.com
Managing Director

Josephine Musso                (212) 272-6033           jmusso@bear.com
Associate Director

Sally Kawana                   (212) 272-3509           skawana@bear.com
Vice President

T.J. Durkin                    (212) 272-3023           tdurkin@bear.com
Vice President

Andrew Jacobs                  (212) 272-5221           abjacobs@bear.com
Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BEAR STEARNS TRADING CONTACTS
--------------------------------------------------------------------------------
NAME:                          TELEPHONE:               E-MAIL:

Jeffrey Verschleiser           (212) 272-5451           jverschleiser@bear.com
Senior Managing Director

Scott Eichel                   (212) 272-5451           seichel@bear.com
Senior Managing Director

Carol Fuller                   (212) 272-4955           cfuller@bear.com
Senior Managing Director

Angela Ward                    (212) 272-4955           award@bear.com
Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------
NAME:                      TELEPHONE:          E-MAIL:

Wioletta Frankowicz        (212) 553-1019      Wioletta.frankowicz@moodys.com
MOODY'S

Lacey Bigos                (212) 438-3126      lacey_bigos@standardandpoors.com
S&P

Tiffany Yamaoka            (212) 908-0656      Tiffany.yamaoka@fitchratings.com
FITCH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               [BEAR STEARNS LOGO]

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities, Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.